Exhibit 32.1



                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     I, Linda Putback-Bean, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Pediatric Prosthetics, Inc. on Form 10-QSB/A for the quarterly period ended March 31, 2006 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB/A fairly presents in all material respects the financial condition and results of operations of Pediatric Prosthetics, Inc.


                                     By:/s/ Linda Putback-Bean
                                     --------------------------
                                     Linda Putback-Bean
                                     Chief Executive Officer

December 22, 2006